Exhibit 99.3

BOSTON OMAHA CORPORATION

AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AND
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2016

ASSETS

		Pro Forma	Elimination		Pro Forma
	Boston Omaha	Adjustments	Adjustments	Notes	Consolidated

Current Assets:
Cash	$42,375,758	$(11,321,446)	$-	(2)	$31,054,312
Restricted cash	227,943	-	-		227,943
Accounts receivable, net	469,796	674,880	-	(2)	1,144,676
Investments, short-term	-	1,394,842		(2)	1,394,842
Prepaid expense	377,091	99,153		(2)	476,244
Deferred policy acquisition costs	-	335,506	-	(2)	335,506

Total Current Assets	43,450,588	(8,817,065)	-		34,633,523

Property and Equipment:
Structures and displays	9,289,542	-	-		9,289,542
Vehicles, equipment, and furniture	112,063	145,198	-	(2)	257,261
Accumulated depreciation	(961,492)	(133,293)	-	(2)	(1,094,785)

Total Property and Equipment, net	8,440,113	11,905	-		8,452,018

Other Assets:
Goodwill	7,917,853	7,198,930	-	(2)	15,116,783
Intangible assets, net	2,887,800	450,000	-	(2)	3,337,800
Investment in unconsolidated affiliate	866,221	-	-		866,221
Investment in subsidiary	-	5,351,070	(5,351,070)	(2)	-
Funds held as collateral assets	-	1,682,147	-	(2)	1,682,147
Investments, long-term	-	2,839,725	-	(2)	2,839,725
Convertible note receivable	100,000	-	-		100,000
Other assets	-	5,529	-	(2)	5,529

Total Other Assets	11,771,874	17,527,401	(5,351,070)		23,948,205

Total Assets	$63,662,575	$8,722,241	$(5,351,070)		$67,033,746

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2016

LIABILITIES AND STOCKHOLDERS' EQUITY

		Pro Forma	Elimination		Pro Forma
	Boston Omaha	Adjustments	Adjustments	Notes	Consolidated

Current Liabilities:

Accounts payable	$342,505	$130,285	$-	(2)	$472,790
and accrued expenses
Unearned premiums	-	1,343,739	-	(2)	1,343,739
Federal income taxes payable	-	60,000	-	(2)	60,000
Funds held as collateral	-	1,682,147	-	(2)	1,682,147
Deferred revenue	101,536	-	-		101,536

Total Current Liabilities	444,041	3,216,171	-		3,660,212

Deferred tax liability, noncurrent		155,000		(2)	155,000
Long-term payable for acquisition	126,500	-	-		126,500

Total Liabilities	570,541	3,371,171	-		3,941,712

Stockholders' Equity:
Preferred stock, $.001 par value,
1,000,000 shares authorized,
0 shares issued and outstanding	-	-	-		-
Common stock, $.001 par value,
11,000,000 shares authorized,
5,841,815 shares issued
and outstanding	5,842	-	-		5,842
Class A common stock, $.001 par value,
1,161,161 shares authorized,
1,055,560 shares issued
and outstanding	1,056	-	-		1,056
Common stock, $75 par value,
20,000 shares authorized,
14,484 shares issued
and outstanding	-	1,086,300	(1,086,300)	(2)	-
Additonal paid-in capital	66,925,766	1,459,445	(1,459,445)	(2)	66,925,766
Accumulated deficit	(3,840,630)	2,805,325	(2,805,325)	(2)	(3,840,630)

Total Stockholders' Equity	63,092,034	5,351,070	(5,351,070)		63,092,034

Total Liabilities and
Stockholders' Equity	$63,662,575	$8,722,241	$(5,351,070)		$67,033,746

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

		Pro Forma		Pro Forma
	Boston Omaha	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals	$2,273,210	$-		$2,273,210
Premiums earned	-	1,690,180	(2)	1,690,180
Insurance commissions	276,850	-		276,850
Salvage and subrogation	-	55,593	(2)	55,593
Net investment income	-	73,868	(2)	73,868

Total Revenues	2,550,060	1,819,641		4,369,701

Costs and Expenses:
Cost of billboard revenues (exclusive of
depreciaton and amortization)	874,174	-		874,174
Underwriting, acquisition and insurance expenses	-	1,358,578	(2)	1,358,578
Leased employees	1,140,009	-		1,140,009
Professional fees	974,214	-		974,214
Depreciation	654,125	10,606	(2)	664,731
Amortization	596,601	13,500	(2)	610,101
General and administrative	517,885	-		517,885
Losses and loss adjustment expenses	-	54,993	(2)	54,993
Bad debt expense	28,682	-		28,682

Total Costs and Expenses	4,785,690	1,437,677		6,223,367

Net (Loss) Income from Operations	(2,235,630)	381,964		(1,853,666)

Other Income (Expense):
Equity in income (loss) of unconsolidated affiliate	(32,958)	-		(32,958)
Other income	-	2,054	(2)	2,054
Interest expense	(2,240)	-		(2,240)

(Loss) Income Before Income Tax	(2,270,828)	384,018		(1,886,810)

Income Tax (Provision) Benefit	-	(96,500)	(3b)	(96,500)

Net (Loss) Income	$(2,270,828)	$287,518		$(1,983,310)

Basic and Diluted Net (Loss) Income per share	$(0.40)		(3a)	$(0.35)

Basic and Diluted Weighted Average Shares Outstanding	5,744,898		(3a)	5,744,898

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

		Pro Forma		Pro Forma
	Boston Omaha	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals	$713,212	$-		$713,212
Premiums earned	-	2,585,127	(2)	2,585,127
Salvage and subrogation	-	19,276	(2)	19,276
Net investment income	-	96,741	(2)	96,741
Consulting fees, related party	9,700	-		9,700

Total Revenues	722,912	2,701,144		3,424,056

Costs and Expenses:
Cost of billboard revenues (exclusive
of depreciation and amortization)	229,507	-		229,507
Underwriting, acquisition and insurance expenses	-	2,002,230	(2)	2,002,230
Professional fees	737,451	-		737,451
Depreciation	307,367	14,141	(2)	321,508
Leased employees	241,803	-		241,803
Losses and loss adjustment expenses	-	19,283	(2)	19,283
General and administrative	153,715	-		153,715
Amortization	150,436	18,000	(2)	168,436
Bad debt expense	9,511	-		9,511

Total Costs and Expenses	1,829,790	2,053,654		3,883,444

Net (Loss) Income from Operations	(1,106,878)	647,490		(459,388)

Other Income (Expense):
Equity in income (loss) of unconsolidated affiliate	3,813	-		3,813
Gain on sale of investment in unconsolidated affiliate	78,150	-		78,150
Other income	-	5,378	(2)	5,378
Interest expense	(22,508)	-		(22,508)

(Loss) Income Before Income Tax	(1,047,423)	652,868		(394,555)

Income Tax (Provision) Benefit	-	(219,200)	(3b)	(219,200)

Net (Loss) Income	$(1,047,423)	$433,668		$(613,755)

Basic and Diluted Net (Loss) Income per share	$(0.71)		(3a)	$(0.41)

Basic and Diluted Weighted Average Shares Outstanding	1,481,310		(3a)	1,481,310

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA INFORMATION
NOTE 1.   BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet has been prepared by applying pro forma adjustments to Boston Omaha Corporation's ("Boston Omaha") ("the Company") unaudited consolidated balance sheet as of September 30, 2016.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2016 has been prepared from Boston Omaha's unaudited interim consolidated statement of operations for the nine months ended September 30, 2016 and from United Casualty and Surety Insurance Company's ("UC&S") unaudited interim statement of operations for the nine months ended September 30, 2016.

Boston Omaha's audited consolidated financial statements and UC&S's audited financial statements have been used in the preparation of the unaudited pro forma consolidated statements of operations for the year ended December 31, 2015.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Boston Omaha and UC&S as follows:

Boston Omaha's audited consolidated financial statements for the years ended December 31, 2015 and 2014 and the notes relating thereto, as found in its Form 10-K which was filed on March 30, 2016.

Boston Omaha's unaudited consolidated financial statements for the nine months ended September 30, 2016 and the notes relating thereto, as found in its Form 10-Q which was filed on November 14, 2016; and

UC&S's audited financial statements for the years ended December 31, 2015 and 2014 and the notes relating thereto included in this Form 8-K/A and

UC&S's unaudited financial statements for the nine months ended September 30, 2016 and the notes relating thereto included elsewhere in this Form 8-K/A.

NOTE 2.   BUSINESS ACQUISITION

On December 7, 2016, General Indemnity Insurance Group ("GIG") a wholly-owned subsidiary of Boston Omaha purchased the stock of UC&S from the stockholders for a purchase price of $13,000,000.

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA INFORMATION

NOTE 2.    BUSINESS ACQUISITION (Continued)

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

Identifiable Assets
Cash and cash equivalents	$1,678,554
Accounts receivable	674,880
Investments, short-term	1,394,842
Prepaid reinsurance premiums	99,153
Deferred policy acquisition costs	335,506
Furniture and equipment, net	11,905
Funds held as collateral assets	1,682,147
Investments, long-term	2,839,725
Other assets	5,529

Subtotal	8,722,241

Intangible Assets:
State licenses	450,000
Goodwill	7,198,930

Total Intangible Assets	7,648,930

Total Identifiable Assets Acquired	16,371,171

Liabilities Assumed:
Accrued underwriting, losses, and loss adjustment expenses	130,285
Unearned premiums	1,343,739
Federal income taxes payable	60,000
Funds held as collateral	1,682,147
Deferred tax liability	155,000

Total Liabilities Assumed	3,371,171

Total Identifiable Net Assets	$13,000,000

Amortization has been provided for the intangible asset having a finite life, expected to be twenty-five years.

All significant intercompany balances have been eliminated in consolidation.

BOSTON OMAHA CORPORATION
AND UNITED CASUALTY AND SURETY INSURANCE COMPANY

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA INFORMATION

NOTE 3.   PRO FORMA ADJUSTMENTS

Earnings per share

The basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding.

Income Tax (Provision) Benefit

Federal and state income taxes have been provided at statutory rates.